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                                                                    EXHIBIT 10.1

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                           CROSS PROMOTIONAL AGREEMENT

        CROSS PROMOTIONAL AGREEMENT, dated as of January 31, 2000 (this "Agreement"), between VitaminShoppe.com, Inc., a Delaware corporation (the "Company"), and barnesandnoble.com llc, a Delaware limited liability company ("bn.com").

                              W I T N E S S E T H:

        WHEREAS, the Company has a web site currently located at the URL, http://www.VitaminShoppe.com, on the World Wide Web (such web site, and any successor web site thereto, the "Company Site"), and bn.com has a web site located at the URL http://www.bn.com, on the World Wide Web (such web site, and any successor web site thereto, the "bn.com Site") (the Company Site and the bn.com Site, each individually a "Site"); and

        WHEREAS, the parties hereto desire to engage in a strategic relationship pursuant to which each party will promote the other party and the other party's web site through both online and offline promotional efforts all on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.      Exclusivity.

        a. During the Term (as hereinafter defined), the Company shall not permit any bn.com Competitor (as hereinafter defined) to sell books or music online in any area of the Company Site. In furtherance and not in limitation of the foregoing, the Company shall not display anywhere on the Company Site links to any web site of a bn.com Competitor. The Company further agrees that, during the Term, it will not promote any bn.com Competitor in any emails or shipments sent to Company Site customers (or prospective customers), or through any other promotional medium described in Section 2 hereof.

        b. During the Term, bn.com shall not permit any Company Competitor (as hereinafter defined) to sell nutritional supplements online in any area of the bn.com Site. In furtherance and not in limitation of the foregoing, bn.com shall not display anywhere on the bn.com Site links to any web site of a Company Competitor. bn.com further agrees that it will not promote any Company Competitor in any emails or shipments sent to bn.com Site customers (or prospective customers), or through any other promotional medium described in
Section 2 hereof.

                i. "bn.com Competitor" shall mean those parties listed on Exhibit A hereto.


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                ii.     "Company Competitor" shall mean those parties listed on
Exhibit B hereto.

        2.      Delivery; Content.

                a. On or before January 31, 2000, each party will deliver to the other party, in such form as shall be mutually agreed upon by both parties, information and materials that will permit the other party to commence performance of such party's promotional obligations under Section 3 or Section 4 hereof, as the case may be, and on or before [*****], the parties concurrently shall commence performance of such promotional obligations (the date on which both parties commence performance of their promotional obligations is hereinafter referred to as the "Launch Date").

                b. The promotional materials (including a party's trademark, tradename, logo, etc.) provided by a party hereunder shall be referred to herein as such party's "Promotional Content."

        3. Promotional Obligations of bn.com. Commencing on the Launch Date, bn.com agrees to promote the Company and the Company Site as follows:

                a. Links to the Company Site. bn.com will display a link (consisting of the Company's logo) on the bn.com Site purchase confirmation page, which link shall access a mutually agreed upon page on the Company Site. Such logo will appear permanently on each bn.com Site confirmation page until the earlier of: (i) the end of the Promotional Term (as hereinafter defined), or
(ii) the delivery by bn.com of a minimum of [*****] impressions of such logo. If bn.com should deliver [*****] impressions of the logo prior to the end of the Promotional Term, the parties agrees to use their best efforts to renegotiate in good faith the terms under which bn.com would continue the delivery of impressions of such logo for the remainder of the Term. The exact placement and prominence of the Company logo shall be mutually determined by the parties hereto. bn.com agrees that within the promotional space of each confirmation page that includes the Company's logo, bn.com will promote no more than seven
(7) additional third party web sites therein, exclusive of any web sites that are owned or operated by Barnes & Noble, Inc. or bn.com.

                b. Email Promotions. In no less than [*****] outgoing bn.com emails sent to bn.com Site users, a prominently placed promotional offer of the Company (containing a link to the Company Site) will appear; the content of such offer to be mutually agreed upon by the parties. The offer will receive [*****] placement. In such emails, the Company shall be the [*****] party promoted by bn.com; no mention or logo of any other party, with the exception of bn.com, may appear in emails containing an offer by the Company. With respect to the content of such emails, no less than [*****]% of the promotional space of each email shall be used solely to promote the Company and the Company Site; the remainder of such promotional space may be used by bn.com in any


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manner it deems appropriate, provided that it is in compliance with the preceding sentences of this clause (b). The selection of customers to whom such emails shall be sent will be entirely within the discretion of bn.com.

                c. Package Inserts. In no less than [*****] shipments sent by bn.com to bn.com Site users who have purchased bn.com Site products, bn.com will include promotional package inserts provided by the Company. The content of such package inserts shall be mutually agreed upon by the parties hereto. bn.com agrees that the number of promotional package inserts of parties other than the Company (excluding package inserts promoting bn.com) shall be limited to a maximum of [*****] per shipment.

                d. Rotational Display of Special Offer. bn.com will rotate displays of a promotional offer of the Company (the content of such offer to be mutually agreed upon by the parties hereto) on the bn.com Site home page. Such offer shall link to a mutually agreed upon page on the bn.com Site which provides further details regarding such offer.

                e. Co-Branded Pages/Back Button. bn.com shall, with the assistance of the Company, activate on the bn.com Site one "back button" to the Company Site, which shall be provided by the Company and will allow users of the Company Site who connected to the bn.com Site through a link described in
Section 4 hereof ("Company Linked Users") to return to the Company Site. Such "back button" will appear on substantially all of the pages of the bn.com Site at the time such page is visited by the Company Linked User.

                        i. "bn.com Linked Users" shall mean users of the bn.com Site who connect to the Company Site through a link described in this
Section 3.

                f. Branding/Placement/Inclusion of Hyperlink. bn.com will include (i) the Company's name (the placement of which shall be in [*****]), and
(ii) a brief message (the content of which shall be [*****]) in bn.com's confirmation emails sent to Company Linked Users who have made purchases on the bn.com Site. In addition, at the Company's option, bn.com will include within such confirmation emails a Company-branded text link which will access the Company Site.

        4. Promotional Obligations of the Company. Commencing on the Launch Date, the Company agrees to promote bn.com and the bn.com Site as follows:

                a. Links to the Company Site. The Company will display a link (consisting of bn.com's logo) on the Company Site purchase confirmation page, which link shall access a mutually agreed upon page on the bn.com Site. Such logo will appear permanently on each Company Site confirmation page until the earlier of: (i) the end of the Promotional Term (as hereinafter defined), or
(ii) the delivery by the Company of a minimum of [*****] impressions of such logo. If the Company should deliver [*****] impressions of the logo prior to the end of the Promotional Term, the parties agrees to use



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their best efforts to renegotiate in good faith the terms under which the
Company would continue the delivery of impressions of such logo for the remainder of the Term. The exact placement and prominence of the bn.com logo shall be mutually determined by the parties hereto. The Company agrees that within the promotional space of each confirmation page that includes bn.com's logo, the Company will promote no more than [*****] additional third party web sites therein, with the exclusion of any web sites that are owned or operated by the Company or affiliates of the Company.

                b. Email Promotions. In no less than [*****] outgoing Company emails sent to Company Site users, a prominently placed promotional offer of bn.com (containing a link to the bn.com Site) will appear; the content of such offer to be mutually agreed upon by the parties. The offer will receive [*****] placement. In such emails, bn.com shall be the [*****] party promoted by the Company; no mention or logo of any other party, with the exception of the Company, may appear in emails containing an offer by bn.com. With respect to the content of such emails, no less than [*****]% of the promotional space of each email shall be used solely to promote bn.com and the bn.com Site; the remainder of such promotional space may be used by the Company in any manner it deems appropriate, provided that it is in compliance with the preceding sentences of this clause (b). The selection of customers to whom such emails shall be sent will be entirely within the discretion of the Company.

                c. Package Inserts. In no less than [*****] Company Site shipments and no less than [*****] catalog shipments sent by the Company to its customers who have purchased Company products, the Company will include promotional package inserts provided by bn.com. The content of such package inserts shall be mutually agreed upon by the parties hereto. The Company agrees that the number of promotional package inserts of parties other than bn.com (excluding package inserts promoting the Company) shall be limited to a maximum of [*****] per shipment.

                d. Display of Special Offer. The Company will display a promotional offer of bn.com (the content of such offer to be mutually agreed upon by the parties hereto) on the Company Site home page. Such offer shall link to a mutually agreed upon page on the Company Site which provides further details regarding such offer. The Company will deliver a minimum of [*****] impressions of such offer on its home page.

                e. Branding/Placement/Inclusion of Hyperlink. The Company will include (i) bn.com's name (the placement of which shall be in the Company's sole discretion), and (ii) a promotional offer (the content of which shall be subject to the mutual approval of the parties) in no less than [*****] of the Company's confirmation emails sent to Company Site users who purchase the Company's products. In addition, at bn.com's option, the Company will include within such confirmation emails a bn.com-branded text link which will access the bn.com Site.



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        5.      Site Responsibility. Each party will be solely responsible for the development, operation and maintenance of its Site and, except to the extent that such party is using Promotional Content provided by the other party, for all materials that appear on its Site. Such responsibilities include, but are not limited to: (a) ensuring the technical operation of its Site and all related equipment; (b) except with respect to Promotional Content provided by the other party, ensuring the accuracy and appropriateness of materials posted on its Site; (c) except with respect to Promotional Content provided by the other party, ensuring that materials posted on its Site do not violate any law, rule or regulation, or infringe upon the rights of any third party (including, for example, copyright, trademarks, privacy or other personal or proprietary rights); and (d) except with respect to Promotional Content provided by the other party, ensuring that materials posted on its Site are not libelous or otherwise illegal. Each party disclaims all liability for all such matters with respect to the other party's Site.

        6.      Licenses.

                a. Subject to the terms and conditions of this Agreement, including, but not limited to, the provisions of Section 11 hereof, bn.com hereby grants to the Company a non-exclusive, non-transferable, limited license to reproduce and display the bn.com trademarks, trade names and logos provided by bn.com to the Company hereunder (the "bn.com Trademarks") and to use bn.com's Promotional Content, all as contemplated in this Agreement; provided, however, that the Company shall not make any specific use of any bn.com Trademarks or bn.com's Promotional Content without first submitting a sample of such use to bn.com and obtaining bn.com's prior consent, which consent shall not be unreasonably withheld. Such license shall terminate upon the effective date of the expiration or termination of this Agreement, and the Company shall immediately remove all bn.com Trademarks and bn.com's Promotional Content from the Company Site and any other Company materials.

                b. Subject to the terms and conditions of this Agreement, including, but not limited to, the provisions of Section 11 hereof, the Company hereby grants to bn.com a non-exclusive, non-transferable, limited license to reproduce and display the Company trademarks, trade names and logos provided by the Company to bn.com hereunder (the "Company Trademarks") and to use the Company's Promotional Content, all as contemplated in this Agreement; provided, however, that bn.com shall not make any specific use of any Company Trademarks or the Company's Promotional Content without first submitting a sample of such use to the Company and obtaining the Company's prior consent, which consent shall not be unreasonably withheld. Such license shall terminate upon the effective date of the expiration or termination of this Agreement, and bn.com shall immediately remove all Company Trademarks and the Company's Promotional Content from the bn.com Site and any other bn.com materials.

        7.      Reporting Requirements.

                a. Within ten (10) days after the end of each quarter during the Term, each party will deliver to the other party a report setting forth the number of impressions, promotional emails, and promotional package inserts delivered by such party for such three month period. In addition, with respect to links (displayed on a Site or via email) delivered by the reporting party,



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such party, if technically feasible, will report the number of "click throughs"
of the links as well as the number of recipients of the reporting party's emails who actually opened the emails.

                b. bn.com, to the extent technically feasible, will include in the reports described in clause (a) above, the number of Company Linked Users who place orders on the bn.com Site, broken down by new and returning customers.

                c. The Company, to the extent technically feasible, will include in the reports described in clause (a) above, the number of bn.com Linked Users who place orders on the Company Site, broken down by new and returning customers.

                d. Each party is only obligated to deliver the same categories of information that the other party is technically capable of delivering. Both parties agree to use their best efforts to fulfill their obligations under this Section.

        8.      Policies and Customer Information.

                a. bn.com considers all users who visit the bn.com Site, including, without limitation, Company Linked Users, to be customers of bn.com. Accordingly, all of bn.com's rules, policies and operating procedures concerning customer orders, customer service and sales will apply to those customers. bn.com may change its policies and operating procedures at any time. The parties hereto agree that bn.com shall have no obligation to share any customer information collected by bn.com, including but not limited to the name, address, e-mail address of the customer, or any titles ordered.

                b. The Company considers all users who visit the Company Site, including, without limitation, bn.com Linked Users, to be customers of the Company. Accordingly, all of the Company's rules, policies and operating procedures concerning customer orders, customer service and sales will apply to those customers. The Company may change its policies and operating procedures at any time. The parties hereto agree that the Company shall have no obligation to share any customer information collected by the Company.

        9.      Representations and Warranties.

                a. The Company hereby represents and warrants to bn.com as follows:

                        i. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                        ii. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to execute, deliver and perform this Agreement.



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                        iii.    The execution, delivery and performance by the
Company of this Agreement and the consummation by it of the transactions contemplated hereby will not, with or without the giving of notice, the lapse of time or both, conflict with or violate (A) any provision of law, rule or regulation to which the Company is subject, (B) any order, judgment or decree applicable to the Company or binding upon its assets or properties, (C) any provision of the by-laws or certificate of incorporation of the Company or (D) any agreement or other instrument applicable to the Company or binding upon its assets or properties.

                        iv. To the best of its knowledge, the Company is the sole and exclusive owner of the Company Trademarks and the Company's Promotional Content and/or has the right and power to license to bn.com the Company Trademarks and the Company's Promotional Content in the manner contemplated herein, and such license does not and will not (A) breach, conflict with or constitute a default under any agreement or other instrument applicable to the Company or binding upon its assets or properties, or (B) to the best of its knowledge, infringe upon any trademark, trade name, service mark, copyright or other proprietary right of any other person or entity.

                        v. To the best of its knowledge, no consent, approval or authorization of, or exemption by, or filing with, any governmental authority or any third party is required to be obtained or made by the Company in connection with the execution, delivery and performance of this Agreement or the taking by the Company of any other action contemplated hereby.

                        vi. There is no pending or, to the best knowledge of the Company, threatened claim, action or proceeding against the Company, or any affiliate thereof, with respect to the execution, delivery or consummation of this Agreement and, to the best knowledge of the Company, there is no basis for any such claim, action or proceeding.

                b. bn.com hereby represents and warrants to the Company as follows:

                        i. This Agreement has been duly and validly executed and delivered by bn.com and constitutes the legal, valid and binding obligation of bn.com, enforceable against bn.com in accordance with its terms.

                        ii. bn.com is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to execute, deliver and perform this Agreement.

                        iii. The execution, delivery and performance by bn.com of this Agreement and the consummation by it of the transactions contemplated hereby will not, with or without the giving of notice, the lapse of time or both, conflict with or violate (A) any provision of law, rule or regulation to which bn.com is subject, (B) any order, judgment or decree



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applicable to bn.com or binding upon its assets or properties, (C) any provision of the organizational documents of bn.com or (D) any agreement or other instrument applicable to bn.com or binding upon its assets or properties.

                        iv. To the best of its knowledge, bn.com is the sole and exclusive owner of the bn.com Trademarks and bn.com's Promotional Content and/or the right and power to license to the Company the bn.com Trademarks and bn.com's Promotional Content in the manner contemplated herein, and such license does not and will not (A) breach, conflict with or constitute a default under any agreement or other instrument applicable to bn.com or binding upon its assets or properties, or (B) to the best of its knowledge, infringe upon any trademark, trade name, service mark, copyright or other proprietary right of any other person or entity.

                        v. To the best of its knowledge, no consent, approval or authorization of, or exemption by, or filing with, any governmental authority or any third party is required to be obtained or made by bn.com in connection with the execution, delivery and performance of this Agreement or the taking by bn.com of any other action contemplated hereby.

                        vi. There is no pending or, to the best knowledge of bn.com, threatened claim, action or proceeding against bn.com, or any affiliate thereof, with respect to the execution, delivery or consummation of this Agreement and, to the best knowledge of bn.com, there is no basis for any such claim, action or proceeding.

        10.     Term; Termination.

                a. The term of this Agreement shall commence on the date hereof and shall continue for a period of [*****] months after the Launch Date, unless earlier terminated as provided in clauses (b) or (c) below (the "Term"); provided, however, that the promotional obligations of the parties set forth in Sections 3 and 4 hereof shall continue only for a period of [*****] months from the Launch Date (the "Promotional Term"). At the end of the Promotional Term, the parties shall use their best efforts to renegotiate in good faith each such party's obligations under Section 3 or Section 4, as the case may be. The parties' failure to renegotiate such provisions shall not, however, relieve the parties of all of their other obligations hereunder for the remainder of the Term.

                b. Either party shall have the right to terminate this Agreement by delivery of written notice of termination to the other party hereto in the event such other party materially breaches any representation, warranty, covenant or agreement made by it hereunder or otherwise fails to perform any of its material obligations hereunder and such breach or failure is not cured within ten (10) days after delivery of such notice; provided, however, that each party shall be entitled to terminate this Agreement effective upon delivery of notice (i) in the event of a breach by the other party of the provisions of Sections 12 or 13 hereof or (ii) in the event that the other party becomes insolvent in that its liabilities exceed its assets, or is adjudicated insolvent, or



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takes advantage of or is subject to any insolvency proceeding, or makes an assignment for the benefit of creditors or is subject to receivership, conservatorship or liquidation.

                c. If either party shall cease to exist, or if any law prohibits online commerce such as that conducted by bn.com, this Agreement shall automatically terminate.

                d. Upon the effective date of termination or expiration of this Agreement, (i) each party shall return to the other party any confidential information of the other party, and shall immediately cease to use any of the party's trademarks and Promotional Content, and (ii) the rights and obligations of each party hereunder shall terminate; provided, however, that notwithstanding the foregoing, the rights and obligations of the parties hereto under Section 5 and Sections 11 through 16 hereof shall survive such expiration and termination.

        11. Trademarks. Each party hereby covenants and agrees that the trademarks, trade names, service marks, copyrights and other proprietary rights of the other party are and shall remain the sole and exclusive property of that party and neither party shall hold itself out as having any ownership rights with respect thereto or, except as specifically granted hereunder, any other rights therein. In addition, except as expressly permitted hereunder, each party hereby covenants and agrees that it will make no use of the trademarks, trade names, service marks, copyrights and other proprietary rights of the other party. Any and all goodwill associated with any such rights shall inure directly and exclusively to the benefit of the owner thereof.

        12. Confidentiality. Except as otherwise provided in this Agreement or with the consent of the other party hereto, each of the Company and bn.com agrees that all information including, without limitation, the terms of this Agreement, business and financial information, customer and vendor lists and pricing and sales information, concerning the Company or bn.com, or any of their respective affiliates, provided by or on behalf of any of them shall remain strictly confidential and secret and shall not be utilized, directly or indirectly, by the party receiving such information for its own business purposes or for any other purpose, except and solely to the extent that any such information is generally known or available to the public through a source or sources other than such party hereto or its affiliates. Notwithstanding the foregoing, each party is hereby authorized to deliver a copy of any such information (a) to any person pursuant to a subpoena issued by any court or administrative agency, (b) to its accountants, attorneys or other agents on a confidential basis and (c) otherwise as required by applicable law, rule, regulation or legal process including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        13. Publicity. Subject to Section 12 hereof, neither party shall (i) create, publish, distribute or permit any written material which makes reference to the other party hereto without first submitting such material to the other party and receiving the prior written consent of such party, which consent shall not be unreasonably withheld or delayed, nor (ii) disclose to the public or any third party the relationship between them or the transactions contemplated by this



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Agreement without receiving the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. The Company is prohibited from issuing a press release describing the relationship or the terms of this Agreement without bn.com's prior approval.

        14. Indemnification. Each party (the "Indemnifying Party") hereby agrees to indemnify and hold harmless the other party (the "Indemnified Party") and its subsidiaries and affiliates, and their respective directors, officers, employees, agents, shareholders, partners, members and other owners, against any and all claims, actions, demands, liabilities, losses, damages, judgments, settlements, costs and expenses (including reasonable attorneys' fees) (any or all of the foregoing hereinafter referred to as "Losses") insofar as such Losses (or actions in respect thereof) arise out of or are based on (i) any representation or warranty made by the Indemnifying Party being untrue, (ii) any breach by the Indemnifying Party of any covenant or agreement made by it herein,
(iii) the use by the Indemnified Party of the Trademarks or Promotional Content of the Indemnifying Party in accordance with the terms hereof or (iv) the sale of the Indemnifying Party's products or the offering or the Indemnifying Party's services.

        15.     Limitation of Liability.

                a. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF REVENUE OR LOST PROFITS, ARISING FROM ANY PROVISION OF THIS AGREEMENT, EVEN IF SUCH PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                b. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

        16. Disclaimers. Neither party makes any express or implied warranties or representations with respect to any items sold by the respective party (including, without limitation, warranties of fitness, merchantability, non-infringement or any implied warranties arising out of course of performance, dealing or trade usage). In addition, neither party makes any representation that the operation of its Site will be uninterrupted or error free, and such party will not be liable for the consequences of any interruptions or errors.

        17.     Miscellaneous.

                a. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law principles thereof.



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                b.      This Agreement constitutes the entire agreement of the
parties hereto with respect to the subject matter hereof and supersedes any and all prior agreement, written and oral, with respect thereto. No change, amendment or modification of any provision of this Agreement shall be valid unless set forth in a written instrument signed by both parties.

                c. Any and all notices and other communications to either party hereunder shall be in writing and deemed delivered (i) upon receipt if by hand, overnight courier or telecopy (provided that in the event of a telecopy, concurrently therewith a copy is mailed in accordance with clause (ii) hereof) and (ii) three days after mailing by first class, certified mail, postage prepaid, return receipt requested (1) if to the Company to 444 Madison Avenue, New York, New York 10022, attention: President's Office, telecopier no.:
212-308-6186, and (2) if to bn.com to 76 Ninth Avenue, New York, New York 10011, attention: Senior Vice President, telecopier no.: 212-414-6120, or to such other address for a party as shall be specified by like notice.

                d. This Agreement does not constitute either party an agent, legal representative, joint venturer, partner or employee of the other for any purpose whatsoever and neither party is in any way authorized to make any contract, agreement, warranty or representation or to create any obligation, express or implied, on behalf of the other party hereto.

                e. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

                f. This Agreement and the provisions hereof shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their successors and permitted assigns; provided, however, that neither party shall have the right to assign its rights or obligations hereunder to any other person or entity except that bn.com may assign its rights and obligations hereunder to a subsidiary or affiliate of bn.com provided that bn.com remains jointly and severally liable with respect to such obligations.

                g. Each provision of this Agreement shall be considered severable and if, for any reason, any provision hereof is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation by any court or agency having valid jurisdiction, such provision shall be given the maximum permissible effect, and such invalidity or illegality shall not impair the operation or affect the remaining provisions of this Agreement; and the latter shall continue to be given full force and effect and bind the parties hereto and such invalid provisions shall be deemed not to be a part of this Agreement.

                h. Neither party shall be liable to fulfill its obligations hereunder, or for delays in performance, due to causes beyond its reasonable control, including, but not limited to, acts of God, acts or omissions of civil or military authority, fires, strikes, floods, epidemics, riots or acts of war.

                                            CONFIDENTIAL MATERIALS OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION. ASTERISKS
                                            DENOTE OMISSIONS.





        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                 VITAMINSHOPPE.COM, INC.


                                                 By: /s/
                                                    ----------------------




                                                 BARNESANDNOBLE.COM LLC


                                                 By: /s/
                                                    ----------------------

                                            CONFIDENTIAL MATERIALS OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION. ASTERISKS
                                            DENOTE OMISSIONS.






                                    EXHIBIT A

                               bn.com Competitors


1)      Amazon.com
2)      Borders
3)      Powells
4)      CDNOW
5)      Buy.com

                                            CONFIDENTIAL MATERIALS OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION. ASTERISKS
                                            DENOTE OMISSIONS.





                                    EXHIBIT B

                               Company Competitors


1)      MotherNature.com
2)      Vitamins.com
3)      Healthshop.com
4)      Healthquick.com
5)      Allherbs.com
6)      Vitamindiscount.com
7)      Selfcare.com
8)      E-nutrition.com
9)      Vitamins.net
10)     More.com
11)     Cybervitamins.com
12)     Vitaminconnection.com